UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21484

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Dynamic Convertible and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Chairman, CEO and Co-CIO Calamos Advisors LLC, 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2015

DATE OF REPORTING PERIOD: July 31, 2015

ITEM 1. SCHEDULE OF INVESTMENTS JULY 31, 2015 (UNAUDITED)

Calamos Dynamic Convertible and Income Fund

SCHEDULE OF INVESTMENTS JULY 31, 2015 (UNAUDITED)

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (27.1%)
	Consumer Discretionary (5.9%)
7,233,000	DISH DBS Corp.µ^ 6.750%, 06/01/21	$7,653,418
5,945,000	FCA US, LLCµ 8.250%, 06/15/21	6,442,894
4,459,000	Golden Nugget Escrow, Inc.^* 8.500%, 12/01/21	4,654,081
5,983,000	Goodyear Tire & Rubber Companyµ 8.750%, 08/15/20	7,160,903
4,954,000	MGM Resorts Internationalµ 6.750%, 10/01/20	5,303,877
1,982,000	Neiman Marcus Group Ltd., LLC* 8.000%, 10/15/21	2,099,681

		33,314,854

	Consumer Staples (0.9%)
4,855,000	Smithfield Foods, Inc.µ 6.625%, 08/15/22	5,191,816

	Energy (2.4%)
495,000	Gulfport Energy Corp.^ 7.750%, 11/01/20	504,281
5,945,000	Oasis Petroleum, Inc.^ 7.250%, 02/01/19	5,800,091
7,432,000	SESI, LLCµ 6.375%, 05/01/19	7,604,236

		13,908,608

	Financials (1.9%)
3,891,000	Ally Financial, Inc. 6.250%, 12/01/17	4,177,961
5,945,000	International Lease Finance Corp.µ 8.750%, 03/15/17	6,483,766

		10,661,727

	Health Care (3.9%)
5,846,000	Endo International, PLCµ*‡ 7.750%, 01/15/22	6,225,990
7,432,000	Tenet Healthcare Corp.^ 6.750%, 02/01/20	7,910,435
7,233,000	VPII Escrow Corp.µ* 7.500%, 07/15/21	7,847,805

		21,984,230

	Industrials (3.5%)
4,954,000	Icahn Enterprises, LPµ^ 6.000%, 08/01/20	5,226,470
2,576,000	Michael Baker International, LLCµ* 8.250%, 10/15/18	2,489,060
4,954,000	United Continental Holdings, Inc.µ 6.375%, 06/01/18	5,217,181
6,540,000	United Rentals North America, Inc.µ 7.625%, 04/15/22	7,132,688

		20,065,399

PRINCIPAL AMOUNT		VALUE

	Information Technology (1.7%)
2,158,000	Alliance Data Systems Corp.* 6.375%, 04/01/20	$2,238,925
6,540,000	First Data Corp.µ 12.625%, 01/15/21	7,582,312

		9,821,237

	Materials (1.4%)
2,973,000	Constellium, NV^* 8.000%, 01/15/23	2,855,938
4,954,000	Trinseo Materials Operating, SCA* 6.750%, 05/01/22	5,000,444

		7,856,382

	Telecommunication Services (3.3%)
4,756,000	Frontier Communications Corp.µ 8.500%, 04/15/20	4,943,268
8,323,000	Intelsat, SA^ 7.750%, 06/01/21	6,679,207
7,828,000	Sprint Corp.µ 7.625%, 02/15/25	7,265,362

		18,887,837

	Utilities (2.2%)
5,945,000	Calpine Corp.µ* 7.875%, 01/15/23	6,376,013
5,945,000	NRG Energy, Inc.µ 7.875%, 05/15/21	6,290,553

		12,666,566

	TOTAL CORPORATE BONDS (Cost $157,944,945)	154,358,656

CONVERTIBLE BONDS (77.1%)
	Consumer Discretionary (12.1%)
4,400,000	Jarden Corp.µ^ 1.125%, 03/15/34	5,448,586
2,830,000	Lennar Corp.µ^* 3.250%, 11/15/21	6,414,690
6,150,000	Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)µ¤ 0.750%, 03/30/43	10,236,275
5,000,000	Liberty Media Corp.µ^ 1.375%, 10/15/23	4,853,825
	Priceline Group, Inc.µ
6,370,000	0.350%, 06/15/20^	7,437,835
5,000,000	0.900%, 09/15/21^*	4,867,200
2,400,000	1.000%, 03/15/18	3,360,360
2,500,000	Restoration Hardware Holdings, Inc.µ^* 0.000%, 06/15/19	2,610,788
3,000,000	Standard Pacific Corp.~ 1.250%, 08/01/32	3,686,220
14,450,000	Tesla Motors, Inc.µ^ 1.250%, 03/01/21	14,134,412
3,750,000	Toll Brothers Finance Corp.µ^ 0.500%, 09/15/32	3,924,281

See accompanying Notes to Schedule of Investments

Calamos Dynamic Convertible and Income Fund

SCHEDULE OF INVESTMENTS JULY 31, 2015 (UNAUDITED)

PRINCIPAL AMOUNT			VALUE

1,600,000	EUR	Volkswagen International Finance, NVµ 5.500%, 11/09/15	$1,899,429

			68,873,901

		Energy (2.3%)
4,200,000		Chesapeake Energy Corp.^ 2.500%, 05/15/37	3,811,227
10,760,000		Whiting Petroleum Corp.µ^*~ 1.250%, 04/01/20	9,381,536

			13,192,763

		Financials (7.1%)
5,300,000		AmTrust Financial Services, Inc. 2.750%, 12/15/44	5,343,116
		Ares Capital Corp.µ
6,100,000		5.750%, 02/01/16	6,203,608
4,250,000		4.375%, 01/15/19^	4,390,803
1,500,000		Blackstone Mortgage Trust, Inc. 5.250%, 12/01/18	1,612,335
2,000,000		Colony Capital, Inc. 3.875%, 01/15/21	2,006,760
2,200,000		Jefferies Group, Inc.µ^ 3.875%, 11/01/29	2,263,591
3,480,000		MGIC Investment Corp.µ^ 2.000%, 04/01/20	5,728,097
		Prospect Capital Corp.
2,300,000		5.750%, 03/15/18^	2,299,862
2,000,000		4.750%, 04/15/20µ	1,881,630
5,800,000		Starwood Property Trust, Inc.µ^~ 4.550%, 03/01/18	6,076,892
2,700,000		Starwood Waypoint Residential Trust 3.000%, 07/01/19	2,535,395

			40,342,089

		Health Care (20.6%)
2,600,000		Acorda Therapeutics, Inc. 1.750%, 06/15/21	2,687,919
1,400,000		Anacor Pharmaceuticals, Inc.* 2.000%, 10/15/21	6,743,989
3,400,000		BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	5,735,256
3,450,000		Cepheidµ^ 1.250%, 02/01/21	3,812,664
4,150,000		Depomed, Inc. 2.500%, 09/01/21	7,267,584
2,165,000		Emergent Biosolutions, Inc.^ 2.875%, 01/15/21	2,679,177
1,300,000		Gilead Sciences, Inc.µ 1.625%, 05/01/16	6,742,443
6,000,000		HealthSouth Corp. 2.000%, 12/01/43	7,564,680
		Hologic, Inc.^‡
6,100,000		2.000%, 03/01/42	8,606,642
2,350,000		2.000%, 12/15/37µ	4,291,018
3,400,000		Horizon Pharma Investment, Ltd.µ* 2.500%, 03/15/22	4,907,509
3,300,000		Illumina, Inc.µ^ 0.250%, 03/15/16	8,671,723
3,435,000		Impax Laboratories, Inc.^* 2.000%, 06/15/22	3,547,325
3,835,000		Incyte Corp.µ^ 1.250%, 11/15/20	7,989,014

PRINCIPAL AMOUNT		VALUE

2,300,000	Integra LifeSciences Holdings Corp. 1.625%, 12/15/16	$2,892,998
4,500,000	Isis Pharmaceuticals, Inc.µ* 1.000%, 11/15/21	4,799,340
4,500,000	Jazz Pharmaceuticals, PLCµ^* 1.875%, 08/15/21	5,491,282
2,400,000	Medidata Solutions, Inc.µ^ 1.000%, 08/01/18	2,856,324
4,100,000	Molina Healthcare, Inc.µ^ 1.625%, 08/15/44	5,708,594
1,490,000	Mylan, Inc.µ 3.750%, 09/15/15	6,486,335
3,300,000	NuVasive, Inc.^ 2.750%, 07/01/17	4,632,689
3,150,000	Wright Medical Group, Inc.^* 2.000%, 02/15/20	3,326,085

		117,440,590

	Industrials (2.6%)
2,500,000	Air Lease Corp. 3.875%, 12/01/18	3,430,637
4,150,000	Echo Global Logistics, Inc. 2.500%, 05/01/20	4,444,754
1,750,000	Greenbrier Companies, Inc. 3.500%, 04/01/18	2,192,164
3,500,000	Trinity Industries, Inc.µ 3.875%, 06/01/36	4,697,910

		14,765,465

	Information Technology (31.3%)
1,900,000	CalAmp Corp.* 1.625%, 05/15/20	1,767,219
5,935,000	Citrix Systems, Inc.µ^ 0.500%, 04/15/19	6,384,784
3,500,000	Euronet Worldwide, Inc.µ^* 1.500%, 10/01/44	4,099,445
4,475,000	Finisar Corp.^ 0.500%, 12/15/33	4,274,654
	FireEye, Inc.*
5,428,000	1.000%, 06/01/35^	5,645,500
4,234,000	1.625%, 06/01/35	4,399,359
	Intel Corp.µ^
5,000,000	3.250%, 08/01/39	7,251,375
2,600,000	2.950%, 12/15/35	3,062,332
7,600,000	LinkedIn Corp.µ^* 0.500%, 11/01/19	7,656,734
2,100,000	Mentor Graphics Corp.µ^ 4.000%, 04/01/31	2,798,460
7,400,000	Microchip Technology, Inc.µ* 1.625%, 02/15/25	6,972,576
3,850,000	Micron Technology, Inc.µ^ 3.125%, 05/01/32	7,669,624
3,500,000	Novellus Systems, Inc.µ 2.625%, 05/15/41	7,906,027
9,915,000	NVIDIA Corp.µ^~ 1.000%, 12/01/18	11,386,336
5,025,000	NXP Semiconductors, NVµ*~ 1.000%, 12/01/19	5,895,380
	ON Semiconductor Corp.^
3,500,000	1.000%, 12/01/20*	3,378,690
3,100,000	2.625%, 12/15/26µ	3,645,445
950,000	Palo Alto Networks, Inc. 0.000%, 07/01/19	1,646,630
2,400,000	Proofpoint, Inc.^* 0.750%, 06/15/20	2,650,116

See accompanying Notes to Schedule of Investments

Calamos Dynamic Convertible and Income Fund

SCHEDULE OF INVESTMENTS JULY 31, 2015 (UNAUDITED)

PRINCIPAL AMOUNT		VALUE

4,125,000	Red Hat, Inc.^* 0.250%, 10/01/19	$5,182,526
1,014,000	Rovi Corp.^* 0.500%, 03/01/20	842,360
9,100,000	Salesforce.com, Inc.µ^ 0.250%, 04/01/18	11,461,677
7,500,000	SanDisk Corp.µ^~ 0.500%, 10/15/20	7,496,063
4,300,000	ServiceNow, Inc.µ 0.000%, 11/01/18	5,320,218
	SunEdison, Inc.^*
9,600,000	0.250%, 01/15/20µ	9,932,448
2,600,000	2.625%, 06/01/23	2,356,094
4,075,000	SunPower Corp.µ 0.750%, 06/01/18	5,063,310
4,500,000	Synchronoss Technologies, Inc.µ^ 0.750%, 08/15/19	5,206,793
	Take-Two Interactive Software, Inc.^
2,950,000	1.000%, 07/01/18µ	4,529,076
800,000	1.750%, 12/01/16	1,338,604
10,075,000	Twitter, Inc.µ^* 1.000%, 09/15/21	8,720,517
3,250,000	Verint Systems, Inc.µ^ 1.500%, 06/01/21	3,613,464
2,100,000	Workday, Inc. 1.500%, 07/15/20	2,614,374
6,000,000	Yahoo!, Inc.µ^~ 0.000%, 12/01/18	6,138,180

		178,306,390

	Materials (0.6%)
3,200,000	RTI International Metals, Inc.µ^ 1.625%, 10/15/19	3,395,232

	Utilities (0.5%)
3,400,000	NRG Yield, Inc.* 3.250%, 06/01/20	3,247,068

	TOTAL CONVERTIBLE BONDS (Cost $448,601,005)	439,563,498

SYNTHETIC CONVERTIBLE SECURITIES (0.3%)
Corporate Bonds (0.3%)
	Consumer Discretionary (0.1%)
67,000	DISH DBS Corp.µ^ 6.750%, 06/01/21	70,894
55,000	FCA US, LLCµ 8.250%, 06/15/21	59,606
41,000	Golden Nugget Escrow, Inc.^* 8.500%, 12/01/21	42,794
55,000	Goodyear Tire & Rubber Companyµ 8.750%, 08/15/20	65,828
46,000	MGM Resorts Internationalµ 6.750%, 10/01/20	49,249
18,000	Neiman Marcus Group Ltd., LLC* 8.000%, 10/15/21	19,069

		307,440

	Consumer Staples (0.0%)
45,000	Smithfield Foods, Inc.µ 6.625%, 08/15/22	48,122

PRINCIPAL AMOUNT		VALUE

	Energy (0.0%)
5,000	Gulfport Energy Corp.^ 7.750%, 11/01/20	$5,094
55,000	Oasis Petroleum, Inc.^ 7.250%, 02/01/19	53,659
68,000	SESI, LLCµ 6.375%, 05/01/19	69,576

		128,329

	Financials (0.0%)
36,000	Ally Financial, Inc. 6.250%, 12/01/17	38,655
55,000	International Lease Finance Corp.µ 8.750%, 03/15/17	59,984

		98,639

	Health Care (0.1%)
54,000	Endo International, PLCµ*‡ 7.750%, 01/15/22	57,510
68,000	Tenet Healthcare Corp.^ 6.750%, 02/01/20	72,378
67,000	VPII Escrow Corp.µ* 7.500%, 07/15/21	72,695

		202,583

	Industrials (0.1%)
46,000	Icahn Enterprises, LPµ^ 6.000%, 08/01/20	48,530
24,000	Michael Baker International, LLCµ* 8.250%, 10/15/18	23,190
46,000	United Continental Holdings, Inc.µ 6.375%, 06/01/18	48,444
60,000	United Rentals North America, Inc.µ 7.625%, 04/15/22	65,437

		185,601

	Information Technology (0.0%)
20,000	Alliance Data Systems Corp.* 6.375%, 04/01/20	20,750
60,000	First Data Corp.µ 12.625%, 01/15/21	69,563

		90,313

	Materials (0.0%)
27,000	Constellium, NV^* 8.000%, 01/15/23	25,937
46,000	Trinseo Materials Operating, SCA* 6.750%, 05/01/22	46,431

		72,368

	Telecommunication Services (0.0%)
44,000	Frontier Communications Corp.µ 8.500%, 04/15/20	45,733
77,000	Intelsat, SA^ 7.750%, 06/01/21	61,792
72,000	Sprint Corp.µ 7.625%, 02/15/25	66,825

		174,350

See accompanying Notes to Schedule of Investments

Calamos Dynamic Convertible and Income Fund

SCHEDULE OF INVESTMENTS JULY 31, 2015 (UNAUDITED)

PRINCIPAL AMOUNT		VALUE

	Utilities (0.0%)
55,000	Calpine Corp.µ* 7.875%, 01/15/23	$58,987
55,000	NRG Energy, Inc.µ 7.875%, 05/15/21	58,197

		117,184

	TOTAL CORPORATE BONDS	1,424,929

NUMBER OF CONTRACTS		VALUE
Purchased Options (0.0%)#
	Information Technology (0.0%)
2,000	Xilinx, Inc. Call, 01/15/16, Strike $45.00	251,000

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $2,036,007)	1,675,929

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (30.1%)
	Consumer Discretionary (1.8%)
7,300	Fiat Chrysler Automobiles, NVµ 7.875%	9,950,411

	Consumer Staples (2.1%)
39,000	Post Holdings, Inc.µ 5.250%	4,134,000
148,800	Tyson Foods, Inc.µ 4.750%	8,027,760

		12,161,760

	Energy (1.5%)
9,110	Chesapeake Energy Corp.µ^ 5.750%	4,640,270
96,825	Southwestern Energy Companyµ 6.250%	4,163,475

		8,803,745

	Financials (9.2%)
104,000	Affiliated Managers Group, Inc.µ 5.150%	6,240,000
70,700	American Tower Corp.µ^ 5.250%	7,320,985
9,225	Bank of America Corp.µ 7.250%	10,260,967
43,500	Crown Castle International Corp.µ^ 4.500%	4,498,335
76,025	Health Care REIT, Inc.µ 6.500%	4,736,358
12,155	Wells Fargo & Companyµ^ 7.500%	14,490,097
97,000	Weyerhaeuser Companyµ 6.375%	4,983,860

		52,530,602

NUMBER OF SHARES		VALUE

	Health Care (7.0%)
16,825	Allergan PLCµ 5.500%	$18,711,587
44,500	Amsurg Corp.µ^ 5.250%	6,130,320
296,760	Anthem, Inc.^ 5.250%	15,211,918

		40,053,825

	Industrials (2.1%)
19,500	Genesee & Wyoming, Inc. 5.000%	1,940,738
67,900	Stanley Black & Decker, Inc.µ^ 6.250%	8,105,902
38,100	United Technologies Corp. 7.500%	1,960,626

		12,007,266

	Materials (0.4%)
58,400	Alcoa, Inc.^ 5.375%	2,107,072

	Telecommunication Services (2.3%)
45,662	Frontier Communications Corp. 11.125%	4,463,460
119,200	T-Mobile USA, Inc.µ 5.500%	8,487,040

		12,950,500

	Utilities (3.7%)
121,000	Dominion Resources, Inc.µ^ 6.375%	6,108,080
83,600	Exelon Corp.µ^ 6.500%	3,907,464
192,000	NextEra Energy, Inc.µ^ 5.799%	11,132,160

		21,147,704

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $176,028,429)	171,712,885

SHORT TERM INVESTMENT (3.4%)
19,377,098	Fidelity Prime Money Market Fund - Institutional Class (Cost $19,377,098)	19,377,098

TOTAL INVESTMENTS (138.0%) (Cost $803,987,484)		786,688,066

LIABILITIES, LESS OTHER ASSETS (-38.0%)		(216,637,552)

NET ASSETS (100.0%)		$570,050,514

NOTES TO SCHEDULE OF INVESTMENTS

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $525,513,144. $97,746,242 of the collateral has been re-registered by one of the counterparties, BNP (see Note 3 — Borrowings).
^	Security, or portion of security, is on loan.

See accompanying Notes to Schedule of Investments

Calamos Dynamic Convertible and Income Fund

SCHEDULE OF INVESTMENTS JULY 31, 2015 (UNAUDITED)

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.
‡	Variable rate or step bond security. The rate shown is the rate in effect at July 31, 2015.
¤	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
~	Security, or portion of security, is segregated as collateral for written options. The aggregate value of such securities is $12,449,348.

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

NOTE 1 — ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. Calamos Dynamic Convertible and Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 11, 2014 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 27, 2015.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, at least 80% of the Fund’s managed assets will be invested in convertible securities and income-producing securities, with at least 50% of the Fund’s managed assets invested in convertible securities (including synthetic convertible securities, which are single instruments, or multiple instruments held in concert, that are composed of two or more securities with investment characteristics that, when taken together, resemble those of traditional convertible securities). The Fund may invest up to 50% of its managed assets in securities of foreign issuers, with up to 15% of its managed assets in securities issued by foreign issuers in emerging markets. The Fund may invest up to 20% of its managed assets in high-yield non-convertible bonds (excluding such securities held to create synthetic convertible securities). “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of July 31, 2015.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

NOTE 2 — INVESTMENTS

The following information is presented on a federal income tax basis as of July 31, 2015. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at July 31, 2015 was as follows:

Cost basis of investments	$803,677,432

Gross unrealized appreciation	16,618,558
Gross unrealized depreciation	(33,607,924)

Net unrealized appreciation (depreciation)	$(16,989,366)

NOTE 3 — SHORT SALES

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells the security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

NOTE 4 — BORROWINGS

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $135.0 million and a lending agreement, (“Lending Agreement”) as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $135.0 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and ..55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is ..20%). For the period ended July 31, 2015, the average borrowings under the Agreements were $208.9 million. For the period ended July 31, 2015, the average interest rate was 0.76%. As of July 31, 2015, the amount of total outstanding borrowings was $220.0 million ($110.0 million under the BNP Agreement and $110.00 million under the SSB Agreement), which approximates fair value. The interest rate applicable to the borrowings on July 31, 2015 was 0.77%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent

Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time. As of July 31, 2015, the Fund used approximately $93.1 million of its cash collateral to offset the SSB Agreement representing 11.8% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.46%, which can fluctuate depending on interest rates. As of July 31, 2015, approximately $91.0 million of securities were on loan ($70.1 million of fixed income securities and $20.9 million of equity securities).

NOTE 5 — INTEREST RATE SWAPS

The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 4 — Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

NOTE 6 — FAIR VALUE MEASUREMENT

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 — Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 — Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 — Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$154,358,656	$—	$154,358,656
Convertible Bonds	—	439,563,498	—	439,563,498
Synthetic Convertible Securities (Corporate Bonds)	—	1,424,929	—	1,424,929
Synthetic Convertible Securities (Purchased Options)	251,000	—	—	251,000
Convertible Preferred Stocks	146,748,204	24,964,681	—	171,712,885
Short Term Investment	19,377,098	—	—	19,377,098

Total	$166,376,302	$620,311,764	$—	$786,688,066

ITEM 2. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) Certification of Principal Executive Officer.

(b) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Dynamic Convertible and Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	September 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Dynamic Convertible and Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	September 21, 2015

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	September 21, 2015